UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2008

PROMOTIONS ON WHEELS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140378	20-5150818
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court
Newport Beach, CA 92660
(Address of principal executive office)

(949) 642-7816
(Registrant's telephone number, including area code)

2240 Timber Rose Drive, Las Vegas, Nevada 89134

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2008 we entered into a license agreement with WQN, Inc., whose common stock trades on the pink sheets under the symbol WQNI. Under the agreement we have the right to license the software technology on a non-exclusive worldwide basis and offer the software on an exclusive basis to: Home Shopping Network, QVC, Inc., Walgreens Drugstore, CVS Pharmacy and Walmart. We have agreed to pay a one time payment of $300,000 and a 35% royalty of the net licensing revenue collected by us. A copy of the license agreement is attached hereto as Exhibit 2.1.

Effective June 30, 2008, we entered into the Series A Convertible Preferred Stock subscription agreements described in Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities

Effective June 30, 2008, we agreed to issue shares of our Series A Convertible Preferred Stock at a price of $.30 per share in a private placement to approximately 6 accredited investors for gross proceeds of $825,000. Each preferred share may be converted into 1.25 common shares. We intend to sell a maximum of 4,000,000 preferred shares. We entered into subscription agreements with each of the purchasers, substantially in the form of Exhibit 99.1 attached hereto and incorporated herein by reference. Each purchaser represented their intention to acquire the securities for their own account for investment purposes and not with a view to the distribution thereof other than in accordance with applicable law. Appropriate legends will be affixed to the stock certificates issued in the transaction. All purchasers either received or had access to adequate information concerning the investment.

We also have granted registration rights to each of the purchasers, pursuant to which the purchasers were granted customary demand registration rights, obligating us to file a registration statement covering the purchased shares within 45 days of the close of the offering.

On April 25, 2008, we agreed to issue 23,700,000 shares of our common stock at a price of par value per share to various advisors and parties that were instrumental in the acquisition of the license agreement that is disclosed in Item 1.01, the formation of the new business opportunity and individuals that would become directors and management of the Company. These shares were conditionally issued pending acquisition of the license, completion of the sale of a minimum of $600,000 of gross from the sale of the Series A Convertible Preferred stock and the addition of additional directors and officers to effectively manage the business. The last of these conditions occurred on July 21, 2008. Each purchaser represented their intention to acquire the securities for their own account for investment purposes and not with a view to the distribution thereof other than in accordance with applicable law. Appropriate legends will be affixed to the stock certificates issued in the transaction. All purchasers either received or had access to adequate information concerning the investment.

Item 5.01 Changes in Control of Registrant

On July 21, 2008, Texas Atlantic Partners, LLC obtained control of our company by acquiring 62.2% of our currently outstanding common stock, as set forth in Item 3.02 above.

Barry Van Wie transferred 22,000,000 common shares at the time he resigned as an officer and director of the Company to Rowland W. Day II, to be held pending a change in the business operations of the Company. Upon the acquisition of the license and those items discussed in Item 3.02 above, Mr. Day cancelled the 22,000,000 shares that were originally issued to Mr. Van Wie.

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 21, 2008, the board of directors appointed Denton Jones, Rusty Robertson and Leonard Makowka to fill three vacancies on the board of directors. Rusty Robertson was appointed as the Company’s President and Chief Operating officers and Robert Salluzzo was appointed as Treasure and Interim Chief Financial Officer. Rowland W. Day II has resigned as the Company’s Chief Financial Officer. Mr. Day’s resignation as Chief Financial Officer was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Rusty Robertson, 56 years of age, President, Chief Operating Officer and Director.

Ms. Robertson is a principal of the Robertson Schwartz Agency. Ms. Robertson specializes in marketing, sales, forecasting, literary, advertising and public relations. Advertising Age Magazine has honored Ms. Robertson as one of the top 100 Marketers and Success Magazine featured Ms. Robertson and her company as one of Americas Super 8 companies.

Leonard Makowka, M.D., Ph.D., FRCS(c), FACS, 53 years of age, Director.

Dr. Makowka was a distinguished clinical and transplantation surgeon and medical researcher. Since his retirement he has pursued investment strategies and business development in healthcare, life sciences, finance and other industry sectors. Dr. Makowka is currently a Managing Director of ITF Global Partners, an international financial advisory, strategic planning and capital investment company. Dr. Makowka is actively involved as an advisor to or member of the Board of Directors of several companies, including Blue Shield of California, Hollis Eden Pharmaceuticals and Kinemed.

Denton Jones, 56 years of age, Director.

Mr. Jones has been a private investor for 30 years. He is the manager of Texas Atlantic Partners, LLC, the holder of 14,550,000 shares of common stock. Mr. Jones is a director of WQN, Inc.

Robert J. Salluzzo, 60 years of age, Treasurer and interim Chief Financial Officer.

Mr. Salluzzo has been the Chief Financial Officer of four public companies since 1997. Mr. Salluzzo is a Certified Public Accountant.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or now written) to which Mr. Jones, Ms. Robertson or Dr. Makowka is a party in connection with their appointment as a director or as an officer of our Company.

No transactions occurred in the last two years to which the Company was a party in which Mr. Jones, Ms. Robertson or Dr. Makowka had or is to have a direct or indirect material interest.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

The Board of Directors by unanimous written consent created a series of 5,000,000 shares of Series A Convertible Preferred Stock, $.001 par value. The Series A Convertible Preferred stock has liquidation rights, dividend rights, voting rights and conversion rights. Each preferred share converts into 1.25 common shares. A copy of the Certificate of Designation of Series A Convertible Preferred stock is attached hereto as Exhibit 5.1.

Item 5.06 Change in Shell Company Status

As a result of entering into a license agreement on June 30, 2008, we ceased being a shell company as described in Item 1.01.

Item 8.01 Other Events

FORWARD LOOKING STATEMENTS

Statements included in this report are "forward-looking statements" within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "1995 Reform Act"). Additional oral or written forward-looking statements may be made by us from time to time and such statements may be included in documents other than this report that are filed with the SEC. Such forward-looking statements involve risks and uncertainties that could cause results or outcomes to differ materially from those expressed in such forward-looking statements. Forward-looking statements in this report and elsewhere may include, without limitation, statements relating to our plans, strategies, objectives, expectations, intentions and adequacy of resources and are intended to be made pursuant to the Safe Harbor provisions of the 1995 Reform Act.

The Company - Overview

Promotions on Wheels was incorporated on July 3, 2006. The Company has been a developmental stage company with a principal business objective of offering live promotions and marketing events utilizing unique custom built mobile displays. To date, revenue has been minimal and the Company has incurred operational losses. The Company intends to change the name of the Company in the near future to a name that more accurately describes the nature of the Company’s new business.

On June 30, 2008, the Company entered into a License Agreement (“License”) with WQN, Inc., a Texas corporation (“WQN”), which, in consideration for the sum of $300,000 grants the Company the right to market and sell WQN’s WebSafety software products. The License covers software products that have been developed by WQN and are more particularly described below and grants the Company an exclusive right for a period of 12 months to market and sell the software products through the Home Shopping Network, QVC, Inc., CVS Pharmacy, WalMart, and Walgreens and the non exclusive right to market and sell the software products worldwide. The Company intends to rebrand the software with the name “CYBERSAFETY” or other name to be selected by management that properly “brands” the software, and market and sell the software products in the manner described below. The Company has attracted a team of experienced, professional marketing personnel to market the CYBERSAFETY product (See Item 5.02 above). Although the Company does not intend to employ full time employees on a day-to-day basis, the Company intends to pursue marketing and selling the CYBERSAFETY software through consulting agreements between the Company and members of senior management.

The Company has discontinued its existing business of offering live promotions and intends to dedicate its time and resources to marketing, selling and distributing CYBERSAFETY software products. The License provides for the Company to retain 65% of all revenue received from the sale of CYBERSAFETY software and to pay 35% of all revenue to the Licensor, WQN. The License Agreement requires Licensor to provide Company technical and customer support and requires Licensor to provide Company with all future updates of the software.

The Company is a fully reporting public company and on the bulletin board under the symbol “POWO.” All the Company’s public filings are incorporated herein by reference and are available for review at the Securities and Exchange Commission’s website, www.sec.gov.

DESCRIPTION OF CAPITAL STOCK

The following is a description of the Company’s capital stock and certain provisions of the Company’s certificate of incorporation and by-laws.

General

The Company’s authorized capital stock consists of 70,000,000 shares of Common Stock $.001 par value per share and 5,000,000 shares of Preferred Stock, $.001 par value per share.

Preferred Stock

The holders of the Preferred Stock are entitled to, among other rights set forth in the “Certificate Of Designation Of Series A Convertible Preferred Stock of Promotions On Wheels Holdings, Inc. (“Certificate Of Designation”), see Item 5.02 above, preferential rights upon liquidation of the Company and the right at any time to convert the Preferred Stock into Common Stock of the Company at the ratio of one share of Preferred Stock for one and one quarter (1¼) share of Common Stock.

RISK FACTORS

The Company was organized during the 2006, is at an early stage of operation and has no substantial revenue. The Company has recently ceased its operations in order to devote its full resources toward marketing, selling and distributing the CYBERSAFETY software. The earliest date the Company anticipates receiving revenue from sales of the CYBERSAFETY software is during the second half of 2008. The Company will need to generate significant revenues to overcome an accumulated deficit and obtain profitability. The Company may never achieve profitability. If revenues grow more slowly than anticipated, or if operating expenses exceed expectations the Company’s business, results of operations, and financial condition could be materially adversely affected.

THE COMPANY HAS A LIMITED OPERATING HISTORY AND FACES SIGNIFICANT RISKS AND CHALLENGES IN BUILDING THE BUSINESS

As a result of the Company’s limited operating history, to achieve profitability, the Company must successfully and timely market and sell the CYBERSAFETY software. Although the Company has very concrete and specific marketing and sales programs to be implemented, the Company cannot guarantee the success of such programs and alternately, more expensive marketing and sales programs may need to be implemented. Additionally, although the Company believes that a strong market exists for the CYBERSAFETY software, the Company has conducted no scientific, reliable market surveys but has only performed its own research and due diligence to ascertain the security concerns of parents and others responsible for the safety of children. A more scientific analysis could prove that no market exists for the CYBERSAFETY software that the Company intends to market and sell; or, if the market exits, the Company may not be able to reach the market with the Company’s limited financial resources and marketing budget. There can be no assurance that the Company will be able to successfully generate revenues. The Company has no significant historical basis to assess how it might respond to competitive, economic, regulatory, or technological challenges. The Company’s business must be considered in light of the risks and uncertainties frequently encountered by companies in the very early stages of development, particularly companies that operate in new and rapidly developing industries and marketplaces. The Company’s failure to adequately address these risks and uncertainties and rapidly respond to adverse developments as they occur could materially impact the Company’s ability to achieve profitability and, if profitability is achieved, to sustain a level of operations that will cause profitability to be sustained. Although the Company intends to hire numerous people to implement the business of the Company, there is no assurance that the Company will hire the right people or that future changes will not have to be made to find the right people to implement the Company’s business strategy. There is no assurance that the Company’s business strategy or marketing plans will achieve success.

THE COMPANY’S RELIANCE ON THE CAPABILITIES OF THE CYBERSAFETY SOFTWARE AND THE LICENSOR, WQN, INC.

The Company is heavily dependent upon the capabilities of the CYBERSAFETY software and of the ability of the Company’s Licensor, WQN, Inc., to provide technical and other support of the software. The failure of the software to accomplish the objectives as represented will hamper if not destroy the Company’s marketing efforts as will the failure or inability of WQN, Inc. to capably provide technical support for the software.

COMPANY’S RELIANCE UPON EXECUTIVES AND CONSULTANTS

The Company’s success is highly dependent upon executive officers and key consultants identified in this report for critical management decisions and to implement and pursue the Company’s business and marketing plan. A loss of any of the executives or consultants through incapacity or for any other reason could materially adversely impact the ability of the Company to complete its business and marketing plan and would require the Company to seek the assistance of other qualified personnel who may not be available.

CHALLENGES FROM COMPETITION

Although the Company is unaware of an available product that contains all the characteristics, features and capabilities of the CYBERSAFETY software, in the dynamic, ever changing field of technology, many companies of all sizes and capabilities are constantly engaged in software development. With the notoriety given to child molesters, pedophiles and others causing harm and sometimes death to children, a reasonable assumption is that many companies are currently engaged in software development activities that will possess many of the characteristics and capabilities possessed by CYBERSAFETY software. In the event another company successfully develops and markets a competitive product before the Company can establish a significant presence in its target markets, the Company may never be able to achieve a level of revenue to sustain the Company’s operations. In addition, there will be inherent competition from the license from WQN, as both the Company and WQN will be selling/licensing the same product to consumers and retailers. There is no assurance that the Company’s marketing and branding programs will be more efficient than those of WQN. Additionally, other than to those sales outlets identified above, the Company’s License is non-exclusive and WQN not only has the right to market and sell the software under its WebSafety brand in competition with Company but also has the right to issue licenses to other parties that may be more capable of marketing and selling the software than Company.

TECHNOLOGICAL RISKS

The Company risks the possibility that another company may develop a competing product that has all the characteristics, and more, of the CYBERSAFETY software.

The Company intends to engage numerous people to implement the business of the Company. There is no assurance that the Company will engage the right people or that future changes will not have to be made to find the right people to implement the Company’s business strategy.

There is no assurance that the Company’s business strategy or marketing plans will achieve success.

TERRORIST ATTACKS, CONTINUED WAR OR OTHER CIVIL DISTURBANCES COULD LEAD TO FURTHER ECONOMIC INSTABILITY AND ADVERSELY AFFECT OUR BUSINESS

On September 11, 2001, the United States was the target of terrorist attacks of unprecedented scope. The United States is currently engaged in war with Iraq. These attacks and this war have caused instability in the marketplace and contributed to a downtown in the global economy. In the future, there may be armed hostilities, continued war, further acts of terrorism and civil disturbances in the United States or elsewhere, which may further contribute to economic instability in the United States. Additionally, such disturbances could have a material adverse effect on our business, financial condition and operating results.

THE COMPANY HAS NO PRESENT PLANS TO DECLARE OR PAY DIVIDENDS

The Company has no present plans to declare or pay dividends and, unless the Company achieves levels of profitability enabling the Company to overcome its negative retained earnings and establish sufficient retained earnings enabling the Company to prudently and legally pay dividends, the Company may never be financially or legally capable of paying dividends. Conversely, as the Company achieves profitability, the Company plans to reinvest the profits into the Company’s business operations and the expense of developing additional products and enhancing existing products. Accordingly, funds from which the Company can pay dividends and from which the Board of Directors will choose to pay dividends will not be available within the reasonably foreseeable future.

Item 9.01 Exhibits

2.1 License Agreement

5.1 Certificate of Designation

99 Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMOTIONS ON WHEELS HOLDINGS, INC.

Date: July 21, 2008	By:	/s/ Rowland W. Day II
Rowland W. Day II,
Chief Executive Officer